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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 1998

                           HOME CHOICE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                                      0-21689                                35-1480655

(State or other jurisdiction of incorporation)         (Commission File Number)          (IRS Employer Identification Number)


                            714 E. KIMBROUGH STREET
                             MESQUITE, TEXAS 75149
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (972) 288-9327


                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           Other Events

         On October 27, 1998, Home Choice Holdings, Inc. (the "Company") issued a press release regarding its financial results for the third quarter and nine months ended September 30, 1998.




Item 7.           Exhibits.

Exhibit No.

99.1     Press release dated October 27, 1998


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    October 30, 1998


                                      HOME CHOICE HOLDINGS, INC.



                                      By: /s/ John T. Egeland
                                         ---------------------------------------
                                         John T. Egeland
                                         Chief Financial Officer


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                                 EXHIBIT INDEX


99.1     Press release dated October 27, 1998


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